Exhibit 10.1

Form of Exchange Agreement

February 10, 2020

Rocket Pharmaceuticals, Inc.
The Empire State Building
350 Fifth Ave, Suite 7530
New York, NY 10118

Re:	Exchange of Rocket Pharmaceuticals, Inc. Convertible Senior Notes

Ladies and Gentlemen:

The undersigned (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Annex A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Old Notes (as defined below) hereunder, an “Investor”) enters into this exchange agreement (the “Exchange Agreement”) with Rocket Pharmaceuticals, Inc., a Delaware corporation (the “Company”), whereby the Investor will exchange (the “Exchange”) the Company’s outstanding 5.75% Convertible Senior Notes due 2021 (CUSIP 45780VAB8 and ISIN US45780VAB80) (the “Old Notes”), issued pursuant to that certain Indenture, dated as of August 5, 2016 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Old Notes Trustee”), as supplemented by the First Supplemental Indenture, dated as of August 5, 2016 (the “First Supplemental Indenture,” and, together with the Base Indenture, the “Old Notes Indenture”), for the Company’s newly issued 6.25% Convertible Senior Notes due 2022 (CUSIP 77313FAA4 and ISIN US77313FAA49) (the “New Notes”).

The Undersigned understands that the Exchange is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the Exchange is being made only to Investors who are both (i) an institutional “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act) and either (a) an institutional account (as defined in FINRA Rule 4512(c)) or (b) a qualified purchaser (as defined in Section 2(a)(51)(A) of the Investment Company Act, as amended) (each Investor meeting the requirements of this clause (i), an “IAI”) and (ii) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) in reliance upon a private placement exemption from registration under the Securities Act. The New Notes (as defined herein) will be issued pursuant to the New Notes Indenture (as defined herein).

The Undersigned understands that, in connection with the consummation of the Exchange, the Company may purchase shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) from certain holders of the Old Notes participating in the Exchange in privately-negotiated, off-market transactions in connection with any such holder’s hedging activities in connection with the Exchange at a price per share of $23.89 (the “Repurchase Consideration”) (the “Privately-Negotiated Repurchase”).

The Undersigned further understands that, in connection with the Exchange, the Company is soliciting consents from each Investor to amendments (the “Proposed Amendments”) to certain of the provisions in the Old Notes Indenture. As described in the form of consent attached as Annex E hereto (the “Consent”), the Proposed Amendments seek to, among other things, eliminate the debt covenant contained in the Old Notes Indenture to permit the Company to incur additional indebtedness. Subject to the Company receiving Consents from the holders of at least a majority of the aggregate principal amount of the Old Notes (the “Requisite Consents”) as of the date hereof, the Company is offering to pay on the Closing Date (as defined herein) a cash amount of $0.25 per each $1,000 principal amount of Old Notes (the “Consent Consideration”) for which Consents have been validly delivered prior to the date hereof (and not validly revoked) by such holders. No interest will be paid on the Consent Consideration. Promptly following receipt of the Requisite Consents, the Company intends to execute an amendment to the Old Notes Indenture (the “Old Notes Indenture Amendment”) containing the Proposed Amendments and, upon execution of the Old Notes Indenture Amendment by the Old Notes Trustee, the Old Notes Indenture Amendment will be effective. The Old Notes Indenture Amendment will become operative only at the Closing. Upon the Old Notes Indenture Amendment becoming effective, all holders of Old Notes will be bound by the terms of the Old Notes Indenture Amendment, and upon the Old Notes Indenture Amendment becoming operative, all holders of Old Notes will be bound by the Proposed Amendments, in each case even if they did not deliver Consents. The consummation of the Exchange and payment of the Consent Consideration is contingent upon the Company receiving the Requisite Consents and the Old Notes Indenture Amendment having been executed and becoming effective prior to the Closing.

1.           Exchange; Privately-Negotiated Repurchase; Consents.

(a)          The Exchange. Subject to the terms and conditions of this Exchange Agreement, the Undersigned hereby agrees to cause each Investor to exchange the aggregate principal amount (the “Exchanged Principal Amount”) of Old Notes set forth next to each such Investor’s name in Annex A.1 (such Old Notes, the “Exchanged Old Notes”) for New Notes having an aggregate principal amount equal to the product of the Exchange Ratio (as defined below) and the Exchanged Principal Amount (rounded down to the nearest integral multiple of $1,000 in principal amount, if applicable (the difference being referred to as the “Rounded Amount”)) (such aggregate principal amount of New Notes, as so rounded, if applicable, the “Exchanged New Notes”), and the Company hereby agrees to (x) issue such aggregate principal amount of Exchanged New Notes to such Investor and (y) transfer to each Investor an amount of cash set forth next to such Investor’s name in Annex A.1 equal to the sum of (i) the Rounded Amount and (ii) an amount equal to the accrued and unpaid interest, if any, on the Exchanged Old Notes from, and including, February 1, 2020, to, but excluding, the Closing Date (the “Unpaid Interest” and, together with the Rounded Amount, the “Company Exchange Payment Amount”) in exchange for such Exchanged Old Notes (such Exchanged New Notes and Company Exchange Payment Amount, the “Exchange Consideration”). “Exchange Ratio” means a ratio equal to 1.00 New Notes per Exchanged Old Note.

(b)          The Privately Negotiated Repurchase. Subject to the terms and conditions of this Exchange Agreement, the Undersigned hereby agrees to cause each Investor to sell, assign and transfer the number of shares, if any, of Common Stock set forth next to each such Investor’s name in Annex A.1 (such shares, the “Repurchased Shares”), and the Company hereby agrees to transfer to each such Investor an amount of cash set forth next to such Investor’s name in Annex A.1 equal to the product of (x) the Repurchase Consideration and (y) the Repurchased Shares (such amount, the “Company Repurchase Payment Amount”) in exchange for such Repurchased Shares.

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(c)         The Consents. Subject to the terms and conditions of this Exchange Agreement, the Undersigned hereby agrees to cause each Investor to deliver a Consent for the total Exchanged Principal Amount of such Investor’s Exchanged Old Notes, and the Company hereby agrees to transfer an amount of cash set forth on Annex A.1 hereto equal to the product of (x) the Consent Consideration and (y) the Exchanged Principal Amount (such amount, the “Company Consent Payment Amount”) in exchange for such Consent.

2.          The Closing. The closing of the Exchange (the “Closing”) shall take place remotely via the electronic exchange of documents and signatures on February 19, 2020 (the “Closing Date”), or at such other time and place as the Company may designate by notice to the Undersigned. The Closing Date will be the fifth business day following the date hereof (such settlement cycle being referred to as “T+5”). Under Rule 15c6-1 of the Exchange Act (as defined below), trades in the secondary market generally are required to settle in two business days unless the parties to a trade expressly agree otherwise. Accordingly, Investors who wish to trade New Notes on the date hereof or the next two succeeding business days will be required, by virtue of the fact that the New Notes initially will settle in T+5, to specify alternative settlement arrangements to prevent a failed settlement.

3.          The Terms of the Exchange; Closing Mechanics. Subject to the terms and conditions of this Exchange Agreement, (i) prior to the Closing, each Investor shall have caused a Consent for the total Exchanged Principal Amount of such Investor’s Exchanged Old Notes to be delivered to the Company pursuant to the applicable procedures of DTC (as defined below), and (ii) at the Closing, (x) each Investor (A) shall deliver or cause to be delivered to the Company all right, title and interest in and to its Exchanged Old Notes and Repurchased Shares, if any, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer required by the Company or, with respect to any Repurchased Shares, the Transfer Agent (as defined below) to transfer, and confirm all right, title and interest in, the Exchanged Old Notes and Repurchased Shares, if any, free and clear of any Liens, and (B) waives any and all other rights with respect to such Exchanged Old Notes and Repurchased Shares, and releases and discharges the Company from any and all claims such Investor may now have, or may have in the future, arising out of, or related to, such Exchanged Old Notes and Repurchased Shares, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Investor is entitled to receive additional interest with respect to the Exchanged Old Notes and (y) the Company shall deliver to each Investor the applicable Exchange Consideration, Company Repurchase Payment Amount, if any, and Company Consent Payment Amount (collectively, the “Transaction Consideration”).

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(a)          The Depository Trust Company (“DTC”) will act as securities depositary for the New Notes. Continental Stock Transfer & Trust Company (the “Transfer Agent”) is the transfer agent and registrar for the Common Stock. At or prior to the times set forth in the Exchange Procedures set forth in Annex B hereto (the “Exchange Procedures”), each Investor shall (i) cause the Exchanged Old Notes to be surrendered, by book entry transfer through the facilities of DTC as a one-sided DWAC withdrawal, for cancellation in accordance with a cancellation order delivered by the Company to the Old Notes Trustee; and (ii) with respect to the Repurchased Shares, if any, (A) deliver to the Transfer Agent, to the attention of Compliance Department, 1 State Street, 30th Floor, New York, New York 10004, with copies to the Company, (1) an original, duly executed irrevocable stock power (substantially in the form attached hereto as Annex D or other instrument of transfer satisfactory to the Transfer Agent to effect the transfer thereof) and (2) Deposit and Withdrawal at Custodian (“DWAC”) instructions for such Repurchased Shares on the letterhead of such Investor’s broker-dealer or DTC participant; and (B) cause such Repurchased Shares to be delivered, by book entry transfer through the facilities of DTC, to the Transfer Agent for the account/benefit of the Company as instructed in the Exchange Procedures, or comply with such other settlement procedures mutually agreed in writing by the relevant Investor, the Company and the Transfer Agent; and

(b)         On the Closing Date, subject to satisfaction of the conditions precedent specified in Section 6 hereof; the prior receipt by (1) the Company of the Requisite Consents, (2) the surrender of the Old Notes pursuant to a one-sided DWAC withdrawal and (3) the Transfer Agent of the Repurchased Shares, if any, in each case from the relevant Investor; and the Old Notes Indenture Amendment having been executed by the Company and the Old Notes Trustee and become effective, the Company shall (i) execute and deliver the Second Supplemental Indenture, dated as of the Closing Date (the “Second Supplemental Indenture,” and, together with the Base Indenture, the “New Notes Indenture”), between the Company and Wilmington Trust, National Association, in its capacity as trustee of the New Notes (the “New Notes Trustee”); (ii) execute, cause the New Notes Trustee to authenticate and cause to be delivered to the DTC account via DWAC deposits in the manner specified for the relevant Investor in Annex A.2, the Exchanged New Notes; and (iii) transfer an amount of cash equal to the sum of (1) the Company Consent Payment Amount, (2) the Company Exchange Payment Amount and (3) the Company Repurchase Payment Amount, if any, by wire transfer of immediately available funds to the account of the relevant Investor at the bank in the United States of America specified for the relevant Investor in Annex A.2.

All questions as to the form of all documents and the validity and acceptance of the Consents, the Exchanged Old Notes, the Exchanged New Notes and the Repurchased Shares will be determined by the Company, in its reasonable discretion, which determination shall be final and binding.

4.           Representations and Warranties of the Company. The Company represents and warrants to the Undersigned and each Investor that:

(a)          Organization. The Company is duly incorporated and is validly existing under the laws of the State of Delaware.

(b)         Due Authorization; No Violations or Consents. This Exchange Agreement has been duly authorized, executed and delivered by the Company. This Exchange Agreement and the consummation of the transactions contemplated in this Exchange Agreement will not (A) violate, conflict with or result in a breach of or default under (i) the Company’s organizational documents, (ii) any material agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except, in the case of clause (ii) and (iii) above, for any such violation, conflict, breach or default that would not, individually or in the aggregate, have a material adverse effect on the Company or its ability to consummate the transactions contemplated in this Exchange Agreement, or (B) require any consent, approval, authorization or other order of, or qualification with, any court or any governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority), or approval of the stockholders or other securityholders of the Company, other than (i) the Requisite Consents, (ii) as may be required under the securities or blue sky laws of the various jurisdictions in which the New Notes are being offered, (iii) as may be required under the rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”) or (iv) has already been obtained.

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(c)          Old Notes Indenture Amendment. The Old Notes Indenture Amendment has been duly authorized by the Company and, when executed and delivered by the Company and the Old Notes Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)         New Notes Indenture. The Second Supplemental Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the New Notes Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e)         New Notes. The New Notes have been duly authorized by the Company and, when executed and delivered by the Company, duly authenticated in accordance with the terms of the New Notes Indenture and delivered to and paid for by the Investor as provided in this Exchange Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the New Notes Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(f)          Conversion Shares. The Company has reserved by all necessary corporate action a sufficient number of shares of Common Stock for issuance upon conversion of the Exchanged New Notes (the “Conversion Shares”), and the Conversion Shares, when and if issued upon conversion in accordance with the terms of the New Notes Indenture, will be validly issued, fully paid and non-assessable. The issuance of the Conversion Shares upon conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company.

(g)         Exemption from Registration. Assuming the accuracy of the representations and warranties of the Undersigned and each other Investor executing an Exchange Agreement, (1) the issuance of the Exchanged New Notes in connection with the Exchange pursuant to this Exchange Agreement is exempt from the registration requirements of the Securities Act and (2) the New Notes Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

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(h)          New Class. The New Notes, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act.

5.           Representations, Warranties and Covenants of the Investors. Each Investor (and, where specified below, the Undersigned) hereby represents and warrants to and covenants with the Company that:

(a)          The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b)         The Investor has full power and authority to (i) subscribe for and purchase from the Company the Exchanged New Notes, (ii) exchange, sell, assign and transfer the Exchanged Old Notes exchanged hereby, (iii) sell, assign and transfer the Repurchased Shares, if any, (iv) enter into the Consent and (v) enter into this Exchange Agreement and perform all obligations required to be performed by the Investor hereunder. If the Undersigned is executing this Exchange Agreement on behalf of Accounts, (x) the Undersigned has all requisite discretionary and contractual authority to enter into this Exchange Agreement and the Consent on behalf of, and bind, each Account, and (y) Annex A.1 hereto is a true, correct and complete list of (I) the name of each Account, (II) the principal amount of such Account’s Exchanged Old Notes, (III) the Exchanged New Notes to be delivered to such Account in respect of its Exchanged Old Notes and (IV) the number of such Account’s Repurchased Shares, if any.

(c)         The Investor is the current sole legal and beneficial owner of the Exchanged Old Notes set forth in Annex A.1 (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Old Notes set forth therein) and has held such Exchanged Old Notes continuously since at least February 1, 2020. When the Exchanged Old Notes are exchanged and the Repurchased Shares, if any, transferred as provided herein, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, adverse claims, rights or proxies. The Investor has not, in whole or in part, other than pledges or security interests that the Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Old Notes or Repurchased Shares or its rights in its Exchanged Old Notes or Repurchased Shares (other than to the Company pursuant hereto), or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Old Notes or Repurchased Shares.  The Repurchased Shares, if any:  (i) are not, and will not be, purchased by or on behalf of the Investor in the open market and (ii) are, and will be, borrowed by or on behalf of the Investor from third-party stock lenders in connection with commercially reasonable hedging transactions in connection with the Exchange.

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(d)         This Exchange Agreement and the consummation of the transactions contemplated in this Exchange Agreement will not violate, conflict with or result in a breach of or default under (i) the Undersigned or the Investor’s organizational documents (if the Undersigned or the Investor is a corporation or other business entity), (ii) any agreement or instrument to which the Undersigned or Investor is a party or by which the Undersigned or Investor or any of its assets are bound or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders, or any investment guideline or restriction, applicable to the Undersigned or the Investor.

(e)          The Undersigned is a resident of the United States and is not acquiring the Exchanged New Notes as a nominee or agent or otherwise for any other person (other than the Investors, as applicable).

(f)          The Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor purchases, otherwise acquires or sells New Notes and will obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which the Investor is subject or in which the Investor makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.

(g)         The Investor has received a copy of the New Notes Indenture. The Investor acknowledges that no person has been authorized to give any information or to make any representation concerning the Exchange or the Company and its subsidiaries and the information given by the Company’s duly authorized officers and employees in connection with the Investor’s examination of the Company and its subsidiaries and the terms of the Exchange and the Company and its subsidiaries do not take any responsibility for, and neither the Company nor its subsidiaries can provide any assurance as to the reliability of, any other information that may have been provided to the Investor. The Investor hereby acknowledges that J.P. Morgan Securities LLC (the “Placement Agent”) does not take any responsibility for, and can provide no assurance as to the reliability of, the information set forth in the Indenture or any such other information.

(h)         The Investor understands and accepts that acquiring the Exchanged New Notes in the Exchange involves risks including, but not limited to, those that are customary in convertible notes and equity offerings, and risks described in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”). The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of (i) the Exchange and an investment in the New Notes and (ii) the Privately-Negotiated Repurchase and, if applicable, the sale of the Repurchased Shares. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of (i) an investment in the New Notes, (ii) if applicable, the sale of the Repurchased Shares and (iii) the consequences of the Exchange, the Privately-Negotiated Repurchase and this Exchange Agreement. The Investor has considered the suitability of the New Notes as an investment in light of its own circumstances and financial condition, and the Investor is able to bear the risks associated with an investment in the New Notes.

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(i)          The Investor confirms that it is not relying on any communication (written or oral) of the Company, the Placement Agent or any of their respective agents or affiliates as investment advice or as a recommendation to participate in the Exchange or the Privately-Negotiated Repurchase and receive the applicable Transaction Consideration pursuant to the terms hereof. It is understood that information provided in the New Notes Indenture, or by the Company, the Placement Agent or any of their respective agents or affiliates, shall not be considered investment advice or a recommendation with respect to the Exchange or the Privately-Negotiated Repurchase, and that none of the Company, the Placement Agent or any of their respective agents or affiliates is acting or has acted as an advisor to the Investor in deciding whether to participate in the Exchange or the Privately-Negotiated Repurchase. The Investor is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, the Placement Agent, except for the representations and warranties made by the Company in this Exchange Agreement.

(j)          The Investor confirms that neither the Company nor the Placement Agent has (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the New Notes; or (2) made any representation to the Investor regarding the legality of an investment in the New Notes under applicable investment guidelines, laws or regulations. In deciding to participate in the Exchange, the Investor is not relying on the advice or recommendations of the Company or the Placement Agent, and the Investor has made its own independent decision that the investment in the New Notes is suitable and appropriate for the Investor.

(k)         The Investor is a sophisticated participant in the transactions contemplated in this Exchange Agreement and has such knowledge, skill and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of an investment in the New Notes, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the New Notes, including sustaining any loss resulting therefrom without material injury. The Investor is familiar with the business and financial condition and operations of the Company, has conducted its own investigation of the Company and the New Notes and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Investor has had access to (and has carefully reviewed) all materials it deems necessary to enable it to make an informed investment decision concerning the Exchange, and has had the opportunity to review (i) the Company’s filings and submissions with the SEC, including, without limitation, all information filed or furnished pursuant to the Exchange Act (the “Public Filings”) and (ii) this Exchange Agreement (including any exhibits or annexes thereto) (the “Materials”). The Investor acknowledges and agrees that no statement or written material contrary to this Exchange Agreement has been made or given to the Investor by or on behalf of the Company. The Investor has had a full opportunity to ask questions of the Company and its representatives concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, and to obtain from the Company any information that it considers necessary in making an informed investment decision and to verify the accuracy of the information set forth in the Public Filings and the Materials, and has received answers thereto as the Investor deems necessary to enable it to make an informed investment decision concerning the Exchange and the New Notes.

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(l)          The Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the New Notes or the Common Stock, including the Common Stock issuable upon conversion of the New Notes, if any, or made any finding or determination concerning the fairness or advisability of such investment.

(m)        The Investor is an IAI and a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

(n)         The Investor is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) (an “Affiliate”) of the Company. To its knowledge, the Investor did not acquire any of the Exchanged Old Notes, directly or indirectly, from an Affiliate of the Company. The Investor and its Affiliates collectively beneficially own and will beneficially own as of the Closing Date (but without giving effect to the Exchange or the Privately-Negotiated Repurchase) (i) less than 5% of the outstanding Common Stock of the Company and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”). Immediately after the receipt by the Investor of Exchanged New Notes in the Exchange, and the transfer of any Repurchased Shares, the aggregate number of shares of Common Stock owned by the Investor and its Affiliates, together with the aggregate number of shares equal to the notional value of any “long” derivative transaction relating to such Common Stock to which the Investor or its Affiliate is a party (excluding derivative transactions relating to broad-based indices and any interest in the Old Notes), will not exceed 4.9% of the outstanding Common Stock. The Investor is not and will not be as of the Closing Date, a subsidiary, Affiliate or, to its knowledge, otherwise closely related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Common Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”) and, to the Holder’s knowledge, no Related Party beneficially owns or as of the Closing Date shall beneficially own 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the Investor.

(o)         The Investor is acquiring the Exchanged New Notes solely for the Investor’s own beneficial account, or for an account with respect to which the Investor exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Notes. The Investor understands that the offer of the New Notes has not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Investor and the accuracy of the other representations made by the Investor in this Exchange Agreement.

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(p)        The Investor understands that the Company is relying upon the representations and agreements contained in this Exchange Agreement (and any supplemental information) for the purpose of determining whether the Investor’s participation in the Exchange meets the requirements for the exemptions referenced in clause (o) above. In addition, the Investor acknowledges and agrees that it has not transacted, and will not transact, in any securities of the Company, including, but not limited to, any hedging transactions, from the time the Undersigned was first contacted by the Company or the Placement Agent with respect to the Exchange until after the confidential information (as described in the confirmatory email received by the Undersigned from the Placement Agent (the “Wall Cross Email”)) is made public or the Undersigned’s confidentiality obligations described in the Wall Cross Email have expired.

(q)         The Investor acknowledges that the Exchanged New Notes have not been registered under the Securities Act. As a result, the Exchanged New Notes and the shares of Common Stock, if any, issuable upon conversion thereof may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and the Investor hereby agrees that it will not sell the Exchanged New Notes other than in compliance with such transfer restrictions as applicable.

(r)          The Investor acknowledges and agrees that no public market exists for the New Notes and that there is no assurance that a public market will ever develop for the New Notes.

(s)          Each of the Undersigned and the Investor specifically acknowledges that the Company would not enter into this Exchange Agreement or any related documents in the absence of the Undersigned’s and such Investor’s representations and acknowledgments set out in this Exchange Agreement, and that this Exchange Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by the Undersigned and such Investor, in this transaction, and that the Company would not enter into this transaction but for this inducement.

(t)          The Investor acknowledges the Company intends to pay a fee to the Placement Agent in respect of the Exchange.

(u)         The Undersigned will, simultaneously with the execution and delivery of this Exchange Agreement, execute and deliver to the Placement Agent, a non-reliance letter in the form attached as Annex C hereto.

(v)         The Undersigned will (and will cause each Investor to, as applicable), upon request, execute and deliver any additional documents, information or certifications reasonably requested by the Company, the Old Notes Trustee, the New Notes Trustee and/or the Transfer Agent to complete the Exchange, the assignment and transfer of the Exchanged Old Notes exchanged hereby and the assignment and transfer of the Repurchased Shares, if any, transferred hereby.

(w)         The Undersigned understands that, unless the Undersigned notifies the Company in writing to the contrary before the Closing, each of the Undersigned and each Investor’s representations and warranties contained in this Exchange Agreement will be deemed to have been reaffirmed and confirmed as of the Closing Date, taking into account all information received by the Undersigned.

(x)          The Investor’s participation in the Exchange was not conditioned by the Company on the Investor’s exchange of a minimum principal amount of Old Notes.

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(y)         The Investor acknowledges that the terms of the Exchange have been mutually negotiated between the Investor and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Exchange. The Investor had a sufficient amount of time to consider whether to participate in the Exchange and neither the Company nor Placement Agent put any pressure on the Investor to respond to the opportunity to participate in the Exchange. The Investor did not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.

(z)         The operations of the Investor have been conducted in material compliance with the rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”) applicable to the Investor. The Investor has performed due diligence necessary to reasonably determine that its beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), or otherwise the subject of Sanctions.

(aa)        The Undersigned shall, no later than one (1) business day after the date hereof, deliver to the Company settlement instructions with respect to the applicable Transaction Consideration for each Investor substantially in the form of Annex A.2 hereto.

6.          Conditions to Obligations of the Investor and the Company. The obligations (i) of the Investor to deliver the Consent, Exchanged Old Notes and Repurchased Shares, if any, and (ii) of the Company to deliver the applicable Transaction Consideration are subject to the satisfaction at or prior to the Closing of the conditions precedent that (a) the representations and warranties of the Company, the Undersigned and the Investor contained in Section 4 and Section 5 herein, as applicable, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing, and (b) the Undersigned has delivered the settlement instructions required under Section 5(aa) above.

7.          Covenant and Acknowledgment of the Company. At or prior to 9:30 a.m., New York City time, on the first business day after the date hereof, the Company shall issue a press release announcing the Exchange, which press release the Company acknowledges and agrees will disclose all confidential information (as described in the Wall Cross Email) to the extent the Company believes such confidential information constitutes material non-public information, if any, with respect to the Exchange.

8.           Waiver, Amendment. Neither this Exchange Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

9.           Assignability. Neither this Exchange Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company, the Undersigned or any Investor without the prior written consent of the other party.

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10.        Taxation. The Investor acknowledges that, if the Investor is a United States person for U.S. federal income tax purposes, either (1) the Company must be provided with a correct taxpayer identification number (“TIN”), generally a person’s social security or federal employer identification number, and certain other information on Internal Revenue Service (“IRS”) Form W-9, which is provided as an attachment hereto, and a certification, under penalty of perjury, that such TIN is correct, that the Investor is not subject to backup withholding (at a rate of 24%) and that the Investor is a United States person, or (2) another basis for exemption from backup withholding must be established. The Investor further acknowledges that, if the Investor is not a United States person for U.S. federal income tax purposes, the Company must be provided the appropriate IRS Form W-8 signed under penalties of perjury, attesting to that non-U.S. Investor’s foreign status. The investor further acknowledges that the Investor may be subject to 30% U.S. federal withholding or 24% U.S. federal backup withholding tax on certain payments made to such Investor unless such Investor properly establishes an exemption from, or a reduced rate of, withholding or backup withholding.

11.         Governing Law. THIS EXCHANGE AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS EXCHANGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

12.      Waiver of Jury Trial. EACH OF THE COMPANY, THE UNDERSIGNED AND EACH INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS EXCHANGE AGREEMENT.

13.        Submission to Jurisdiction. Each of the Company, the Undersigned and each Investor (a) agrees that any legal suit, action or proceeding arising out of or relating to this Exchange Agreement or the transactions contemplated hereby shall be subject to the non-exclusive jurisdiction of the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company, the Undersigned and each Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

14.         Venue. Each of the Company, the Undersigned and each Investor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Exchange Agreement in any court referred to in Section 13. Each of the Company, the Undersigned and each Investor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

15.         Construction. The section and other headings contained in this Exchange Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Exchange Agreement. References in the singular herein shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine herein shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Neither party, nor its respective counsel, shall be deemed the drafter of this Exchange Agreement for purposes of construing the provisions of this Exchange Agreement, and all language in all parts of this Exchange Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

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16.        Counterparts. This Exchange Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Exchange Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

17.        Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses, or, in the case of the Undersigned, the address provided in Annex A.2 (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:

Rocket Pharmaceuticals, Inc.
The Empire State Building
350 Fifth Ave, Suite 7530
New York, NY 10118
Fax: (646) 224-9585
Attention: Corporate Secretary

With a copy (which shall not constitute notice) to:

Orrick, Herrington & Sutcliffe LLP
51 West 52nd Street
New York, NY 10019
Fax: (212) 506-5151
Attention: Stephen Ashley, Esq.

18.         Binding Effect. The provisions of this Exchange Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

19.        Notification of Changes. The Undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant of the Undersigned or any Investor contained in this Exchange Agreement to be false or incorrect in any material respect.

20.        Reliance by Placement Agent. The Placement Agent may rely on each representation and warranty of the Company, the Undersigned and each Investor made herein or pursuant to the terms hereof (including, without limitation, in any officer’s certificate delivered pursuant to the terms hereof) with the same force and effect as if such representation or warranty were made directly to the Placement Agent. The Placement Agent shall be a third party beneficiary to this Exchange Agreement to the extent provided in this Section 20.

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21.        Severability. If any term or provision (in whole or in part) of this Exchange Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Exchange Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

22.        Termination. The Company may terminate this Exchange Agreement if there has occurred any breach or withdrawal by the Undersigned or any Investor of any covenant, representation or warranty set forth in Section 5. The Undersigned may terminate this Exchange Agreement if there has occurred any breach or withdrawal by the Company of any covenant, representation or warranty set forth in Section 4.

 [SIGNATURE PAGES FOLLOW]

14

IN WITNESS WHEREOF, the undersigned have executed this Exchange Agreement as of the date first written above.

Undersigned:
(in its capacities described in the first paragraph hereof)

By:
Name:
Title:

Legal Name of Undersigned:

[Signature Page to Exchange Agreement]

This Exchange Agreement is confirmed and accepted by the Company as of the date first written above.

ROCKET PHARMACEUTICALS, INC.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

ANNEX A

Instructions for Receipt of Transaction Consideration

1.	Exchange of Old Notes for New Notes; Privately-Negotiated Repurchase; Consents

	Exchange			Privately-Negotiated Repurchase		Consents
Name of Beneficial Owner	Aggregate Principal Amount of Exchanged Old Notes	Aggregate Principal Amount of Exchanged New Notes	Company Exchange Payment Amount	Number of Repurchased Shares	Company Repurchase Payment Amount	Company Consent Payment Amount

[Remainder of Page Intentionally Left Blank]

2.	Settlement Instructions

Investor Name:

Exchanged Old Notes

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

Exchanged New Notes (if different from Exchanged Old Notes)

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

Repurchased Shares (if different from Exchanged Old Notes)

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

Wire Instructions (for a bank in the United States of America)

Bank Name and Address:

Bank Contact Name and Phone Number:

ABA #:

For Credit To:

Account #:

For Further Credit To:

Account #:

Investor Address

Telephone:

Country of Residence:

Taxpayer Identification Number:

ANNEX B

Exchange Procedures

NOTICE OF INVESTOR EXCHANGE PROCEDURES

Attached are Investor Exchange Procedures for the settlement of the exchange of 5.75% Convertible Senior Notes due 2021 (CUSIP 45780VAB8 and ISIN US45780VAB80) (the “Old Notes”) of Rocket Pharmaceuticals, Inc. (the “Company”) for newly issued 6.25% Convertible Senior Notes due 2022 (CUSIP 77313FAA4 and ISIN US77313FAA49) (the “New Notes”) pursuant to the Exchange Agreement, dated as of February 10, 2020, between you and the Company, which settlement is expected to occur on or about February 19, 2020. To ensure timely settlement, please follow the instructions for (i) exchanging your Old Notes for New Notes and (ii) transferring your Repurchased Shares as set forth on the following page.

These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of New Notes for your Old Notes or payment for your Repurchased Shares.

If you have any questions, please contact Kelly Mink at kmink@orrick.com or 212-506-3772.

Thank you.

EXCHANGING OLD NOTES FOR EXCHANGE CONSIDERATION

Delivery of Old Notes

You must direct the eligible DTC participant through which you hold a beneficial interest in the Old Notes to post on February 19, 2020, no later than 9:00 a.m., New York City time, a one-sided withdrawal instruction through DTC via DWAC, for the aggregate principal amount of Old Notes (CUSIP 45780VAB8 and ISIN US45780VAB80) to be exchanged as set forth in Annex A of the Exchange Agreement. It is important that this instruction be submitted and the DWAC posted on February 19, 2020, no later than 9:00 a.m., New York City time.

To receive the New Notes

You must BOTH direct your eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to post and accept on February 19, 2020, no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC, for the aggregate principal amount of New Notes (CUSIP 77313FAA4 and ISIN US77313FAA49) set forth in Annex A of the Exchange Agreement. It is important that this instruction be submitted and the DWAC posted on February 19, 2020, no later than 9:00 a.m., New York City time.

You must complete both steps described above in order to complete the exchange of Old Notes for New Notes.

Delivery of Repurchased Shares

You must direct the eligible DTC participant through which you hold a beneficial interest in the Repurchased Shares to post on February 19, 2020, no later than 9:00 a.m., New York City time, a one-sided withdrawal instruction through DTC via DWAC for transfer to Continental Stock Transfer & Trust Company (DTC Participant No. 50226) for the aggregate number of Repurchased Shares (CUSIP 77313F106), if any, to be transferred as set forth in Annex A of the Exchange Agreement. It is important that this instruction be submitted and the DWAC posted on February 19, 2020, no later than 9:00 a.m., New York City time.

Company Payment Amounts

Subject to the terms of your Exchange Agreement, the Company will pay the Company Exchange Payment Amount, Company Repurchase Payment Amount, if any, and Company Consent Payment Amount to you by wire transfer of immediately available funds to the account at the bank in the United States of America specified in Annex A of the Exchange Agreement.

SETTLEMENT

On February 19, 2020, after the Company receives your Old Notes, your delivery instructions for the New Notes, and your Repurchased Shares, if any, as set forth above, and subject to the satisfaction of the conditions to closing as set forth in your Exchange Agreement, the Company will deliver your Transaction Consideration in accordance with the delivery instructions set forth above.

ANNEX C

NON-RELIANCE LETTER

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Re:
Exchange of 5.75% Convertible Senior Notes due 2021 (the “Old Notes”) for 6.25% Convertible Senior Notes due 2022 (the “New Notes”) (the Old Notes and New Notes, the “Securities”) issued by Rocket Pharmaceuticals, Inc. (the “Company,” and such exchange of the Old Notes for the New Notes, the “Exchange”)

Ladies and Gentlemen:

In connection with the Exchange, the Consent, and the Privately-Negotiated Repurchase (if any), we represent, warrant, agree and acknowledge as follows, for ourselves and on behalf of each of the other beneficial owners listed on Annex A to that certain Exchange Agreement, dated as of the date hereof between ourselves and the Company, for whom we hold contractual and investment authority, if any:

1.           No disclosure or offering document has been prepared in connection with the Exchange by J.P. Morgan Securities LLC or any of its affiliates (“J.P. Morgan”).

2.          (a) We have conducted our own investigation of the Company and the Securities and we have not relied on any statements or other information provided by J.P. Morgan concerning the Company, the New Notes, the Consent, the Privately-Negotiated Repurchase (if any) or the Exchange, (b) we have had access to, and an adequate opportunity to review, financial and other information as we deem necessary to make our decision to subscribe to the Exchange, (c) we have been offered the opportunity to ask questions of the Company and received answers thereto, as we deemed necessary in connection with our decision to subscribe to the Exchange; and (d) we have made our own assessment and have satisfied ourselves concerning the relevant tax and other economic considerations relevant to our investment in the New Notes.

3.         J.P. Morgan and its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, the Consent, the Privately-Negotiated Repurchase or the Securities or the accuracy, completeness or adequacy of any information supplied to us by the Company.

4.           In connection with the Exchange, J.P. Morgan has not acted as our financial advisor or fiduciary.

5.          We are (x) a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and (y) an accredited investor (as defined in Rule 501 of Regulation D under the Securities Act) and, in the case of (y), either (i) an institutional account as defined in FINRA Rule 4512(c) or (ii) a qualified purchaser, as defined in Section 2(a)(51)(A) of the Investment Company Act, as amended. Accordingly, we understand that the Exchange meets the exemptions from filing under FINRA Rules 5123(b)(1)(A), (B), (C) or (J). We are aware that the issuance and delivery to us of the New Notes are being made in reliance on a private placement exemption from registration under the Securities Act and are acquiring the New Notes for our own account or for an account over which we exercise sole discretion for another qualified institutional buyer or accredited investor.

6.          We are able to fend for ourselves in the transactions contemplated herein; have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our prospective investment in the New Notes; and have the ability to bear the economic risks of our prospective investment and can afford the complete loss of such investment.

7.          The New Notes have not been registered under the Securities Act or any other applicable securities laws, are being offered for exchange in transactions not requiring registration under the Securities Act, and unless so registered, may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to any exemption therefrom or in a transaction not subject thereto.

8.          The terms of the Exchange, including the Consent and the Privately-Negotiated Repurchase (if any), have been mutually negotiated between ourselves and the Company. We were given a meaningful opportunity to negotiate the terms of the Exchange.

Very truly yours,

[NAME OF INVESTOR]

By:
Name:
Title:

Date:    [___], [___]

ANNEX D

IRREVOCABLE STOCK POWER

[See following page]

Irrevocable Stock Power

FOR VALUE RECEIVED, the undersigned stockholder hereby assigns and transfers unto Rocket Pharmaceuticals, Inc. (the “Company”) ______________________ (                          ) shares of the Common Stock of the Company.

The undersigned does hereby irrevocably constitute and appoint Continental Stock Transfer & Trust Company as attorney to transfer said stock on the books of the Company with full power of substitution in the premises.

Dated: _________________________

Name of Stockholder

Signature of Current Holder or Legal Representatives

DTC Participant No._______________

ANNEX E

CONSENT TO PROPOSED AMENDMENTS

The following are instructions for an Investor to consent to the Proposed Amendments. Because the Old Notes were issued in the form of global securities and registered in the name of Cede & Co. as the nominee of DTC, a DTC Participant must submit the consent request on the Investor’s behalf through the applicable procedures of DTC.

Attached are forms of (a) a Consent of Participant and (b) a Consent of Noteholder.

(a)
Consent of Participant: The Consent of Participant is to be executed and delivered by the DTC Participant for an Investor’s Exchanged Old Notes. The Investor must request that the DTC Participant for such Investor’s Exchanged Old Notes submit on such Investor’s behalf to DTC, a duly executed Consent of Participant, medallion guaranteed, on the letterhead of such DTC Participant, together with a copy of the completed Consent of Noteholder, including Annex A thereto.

(b)
Consent of Noteholder: The Consent of Noteholder will be executed and delivered by DTC upon the receipt of a Consent of Participant. Upon submission of the Consent of Participant to DTC, Cede & Co. will execute the Consent of Noteholder and deliver a copy to the contact person identified in the Consent of Participant. Receipt of such executed Consent of Noteholder will be deemed the valid delivery of such Investor’s Consent pursuant to the terms of the Exchange Agreement.

To ensure timely delivery of the Consent, please complete the Investor (“Customer”) information and total principal amount of Exchanged Old Notes in the attached forms where indicated and request that the DTC Participant process the consent request pursuant to the applicable procedures of DTC as soon as practicable.

If you have any questions, please contact Kelly Mink at kmink@orrick.com or 212-506-3772.

Thank you.

[Participant Letterhead]

CONSENT OF PARTICIPANT

[__________], 2020

The Depository Trust Company
55 Water Street – 25th Floor
New York, NY 10041
Attn:  Proxy Department

RE:	5.75% Convertible Senior Notes due 2021 CUSIP No. 45780VAB8 DTC Participant Account Number: [____]

Dear Partner:

Please have your nominee, Cede & Co., sign the attached Consent of Noteholder (the “Consent”) in order to enable our customer to exercise the right to consent with respect to $[__________] in aggregate principal amount of notes (the “Notes”) of the above-referenced securities credited to our DTC Participant account on the date hereof.

In addition to acknowledging that this request is subject to the indemnification provided for in DTC Rule 6, the undersigned certifies to DTC and Cede & Co. that the information and facts set forth in the attached Consent are true and correct, including the aggregate principal amount of Notes credited to our DTC Participant account that are beneficially owned by our customer, [__________] (the “Customer”). The Customer has consented to the Proposed Amendments identified in the attached Consent.

Please email a PDF copy of the Consent to Kenneth Marx (email: kmarx@orrick.com; telephone: 1-212-506-3711) of Orrick, Herrington & Sutcliffe LLP, outside counsel to the issuer of the Notes, as soon as possible.

Very truly yours,

[Insert Name of Participant]

By:
Name:
Title:

Medallion Stamp

Please submit forms to demandanddissent@dtcc.com

Cede & Co.
c/o The Depository Trust Company
55 Water Street
New York, NY 10041

CONSENT OF NOTEHOLDER

[__________], 2020

Rocket Pharmaceuticals, Inc.
350 Fifth Ave, Suite 7530
New York, NY 10118
Attention: Corporate Secretary
Email: st@rocketpharma.com

Dear Ms. Turken:

As of the date hereof, Cede & Co., the nominee of The Depository Trust Company (“DTC”), is a holder of record of 5.75% Convertible Senior Notes due 2021 issued by Rocket Pharmaceuticals, Inc. (f/k/a Inotek Pharmaceuticals Corporation), a Delaware corporation (the “Company”). DTC is informed by its Participant, [__________] (the “Participant”), that as of the date hereof, $[__________] in aggregate principal amount of such notes (the “Notes”) credited to Participant’s DTC account are beneficially owned by [__________] (the “Customer”), a customer of Participant, under CUSIP No. 45780VAB8.

At the request of Participant, on behalf of the Customer, Cede & Co., as a holder of record of the Notes, hereby consents, pursuant to Section 10.03 of the Indenture, dated as of August 5, 2016 (the “Base Indenture”), as supplemented by the First Supplemental Indenture dated as of August 5, 2016 (the “First Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”), between the Company and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”), to the amendment of certain terms of the First Supplemental Indenture as set forth in Annex A attached hereto (the “Proposed Amendments”), which Proposed Amendments will be effected by the entry into an Amendment to First Supplemental Indenture, to be dated as soon as practicable after the date hereof, between the Company and the Trustee. The Trustee is hereby requested to and directed to execute and deliver the Amendment to First Supplemental Indenture upon the consent of the holders of a majority of the aggregate principal amount of the Notes outstanding.

[Remainder of Page Intentionally Left Blank]

While Cede & Co. is furnishing this consent as the noteholder of record of the Notes, it does so at the request of Participant and only as a nominal party for the true party in interest, the Customer. Cede & Co. has no interest in this matter other than to take those steps which are necessary to ensure that the Customer is not denied his rights as the beneficial owner of the Notes, and Cede & Co. assumes no further responsibility in this matter.

Very truly yours,

CEDE & CO.

By:
Name:
Title:

ANNEX A

PROPOSED AMENDMENTS

1.	Amendments to Section 1.01(e). Section 1.01(e) of the First Supplemental Indenture is hereby amended by:

(a)	Inserting the following definition of “Company Order” immediately after the definition of “Company”:

“Company Order” means a written order of the Company, signed by the Company’s Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer, President, Executive or Senior Vice President, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”), Treasurer or Assistant Treasurer or Corporate Secretary, and delivered to the Trustee.

(b)	Inserting the following definition of “Officer” immediately preceding the definition of “Officer’s Certificate”:

“Officer” means, with respect to the Company, the chairman of the Board of Directors, a chief executive officer, a president, a principal financial officer, a principal accounting officer, a chief operating officer, any executive vice president, any senior vice president, any vice president, the treasurer or any assistant treasurer, the controller or any assistant controller or the corporate secretary.

2.
Amendment to Section 4.09. Section 4.09 (Limitation on Incurrence of Additional Indebtedness) of the First Supplemental Indenture is hereby deleted in its entirety and replaced with the following: “Section 4.09. [Reserved]”.